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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 28, 2000


                               GLOBIX CORPORATION
            ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


            ----------------------------------------------------------
             Delaware                  0-25615             13-3781263
          -----------------------------------------------------------------
            (State or other juris-   (Commission        (IRS Employer
           diction of Incorporation)  File number)   Identification No.)



                  139 Centre Street, New York, New York 10013
            ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500
                                             -------------------------

          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Sale of 12.5% Senior Notes due 2010

         On January 28, 2000, Globix Corporation (the "Company") entered into a Purchase Agreement to privately place $600,000,000 of its 12.5% Senior Notes due 2010 (the "Notes").

         The Notes are senior unsecured obligations of the Company and mature on February 1, 2010. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year commencing August 1, 2000.

         The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and unless so registered, may not be offered or sold in the United States except on the PORTAL system or pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. However, in relation to the sale of the Notes, the Company has entered into a Registration Rights Agreement providing for the exchange of the Notes for registered notes or for the registration of the Notes.

         The Company intends to use the net proceeds of the offering of the Notes to purchase any and all of its 13% Senior Notes due 2005 (the "2005 Notes"), to further expand its data centers and network infrastructure and for general corporate purposes.

         On February 8, 2000, the Company closed the offering of the Notes.

Tender for 13% Senior Notes due 2005

         On February 8, 2000, the Company commenced a tender offer (the "Tender Offer") to purchase any and all of its 2005 Notes. The purchase price per $1,000 principal amount of the 2005 Notes will be $1,065 plus accrued and unpaid interest from November 1, 1999. Prior to and in contemplation of the Tender Offer, the Company solicited and received sufficient consents from the holders of the 2005 Notes to amend the indenture governing the 2005 Notes to delete substantially all of its restrictive covenants. The Supplemental Indenture governing the 2005 Notes became effective on February 4, 2000.

         The foregoing summaries of the transactions are qualified in their entirety by reference to the full text of the exhibits filed with this Report.

         This Report contains forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained under the heading of Risk Factors listed from time to time in the Company's filings with the Securities and Exchange Commission.


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit
         Number

           4.1 Indenture between the Company and HSBC Bank USA, as Trustee, dated as of February 8, 2000.

           4.2   Form of 12.5% Senior Note due February 1, 2010.

           4.3 Registration Rights Agreement for 12.5% Senior Notes, dated as of February 8, 2000.

           4.4 Supplemental Indenture to Indenture dated April 30, 1998, between the Company and HSBC Bank USA, dated as of February 4, 2000.

           4.5   Offer to Purchase 13% Senior Notes due 2005, dated February 8,
                 2000.

           10.1  Purchase Agreement for 12.5% Senior Notes, dated January 28,
                 2000.

           20.1  Press Release of the Company dated January 28, 2000.

           20.2  Press Release of the Company dated February 7, 2000.

           20.3  Press Release of the Company dated February 8, 2000.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBIX CORPORATION



                                        By:   /s/ Marc H. Bell
                                              ---------------------------------
                                              Marc H. Bell, Chairman, President
                                              and Chief Executive Officer


Dated: February 14, 2000














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                                  EXHIBIT INDEX



         Exhibit           Description

           4.1 Indenture between the Company and HSBC Bank USA, as Trustee, dated as of February 8, 2000.

           4.2   Form of 12.5% Senior Note due February 1, 2010.

           4.3 Registration Rights Agreement for 12.5% Senior Notes, dated as of February 8, 2000.

           4.4 Supplemental Indenture to Indenture dated April 30, 1998, between the Company and HSBC Bank USA, dated as of February 4, 2000.

           4.5   Offer to Purchase 13% Senior Notes due 2005, dated February 8,
                 2000.

           10.1  Purchase Agreement for 12.5% Senior Notes, dated January 28,
                 2000.

           20.1  Press Release of the Company dated January 28, 2000.

           20.2  Press Release of the Company dated February 7, 2000.

           20.3  Press Release of the Company dated February 8, 2000.






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